Prospectus Supplement

John Hancock Investment Trust

Supplement dated September 13, 2018 to the current summary prospectus (the “summary prospectus”)

John Hancock Disciplined Value International Fund (the “fund”)

Effective October 1, 2018 (the “effective date”), Joshua White, CFA will be added as portfolio manager of the fund and, together with Joseph F. Feeney, Jr., Christopher K. Hart and Joshua M. Jones, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the effective date, the following will supplement and restate in its entirety the portfolio manager information under the heading “Portfolio management”:

Joseph F. Feeney, Jr., CFA	Christopher K. Hart, CFA	Joshua M. Jones, CFA	Joshua White, CFA
Co-Chief Executive Officer and	Equity Portfolio Manager	Portfolio Manager	Portfolio Manager
Chief Investment Officer – Equities	Managed the fund and the	Managed the fund and the	Managed the fund since 2018
Managed the fund and the	predecessor fund since 2011	predecessor fund since 2013
predecessor fund since 2011

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.